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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 9, 2003
                                                       ------------------






                   Registrant, State of
 Commission           Incorporation,                 I.R.S. Employer
File Number    Address and Telephone Number          Identification Number
------------  --------------------------------       ---------------------

  1-7297      Nicor Inc.                             36-2855175
              (An Illinois Corporation)
              1844 Ferry Road
              Naperville, Illinois 60563-9600
              (630) 305-9500









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                                                             Page 1

Item 5. Other Events
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The information in the attached Nicor Inc. press release issued September 9,
2003 is being filed under Item 5.

Exhibit
Number               Description
-------      -----------------------------------------
99.1         Press release of Nicor Inc. issued September 9, 2003.




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                                                             Page 2

Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                Nicor Inc.


Date       September 9, 2003                    /s/ KATHLEEN L. HALLORAN
       ----------------------                   ----------------------------
                                                Kathleen L. Halloran
                                                Executive Vice President
                                                Finance and Administration







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                                                             Page 3

Exhibit Index
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Exhibit
Number             Description of Document
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99.1         Press release of Nicor Inc. issued September 9, 2003.